                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  October 30, 1996
                                                 ------------------



                             THE MONEY STORE INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       NEW JERSEY                       001-10785           22-2293022
----------------------------------     -----------         -------------
(State or other jurisdiction of        (Commission         (IRS Employer
      incorporation)                   File Number)         ID Number)


2840 Morris Avenue, Union, New Jersey                      07083
-------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number,
including area code:                                     (908) 686-2200
                                                         --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         Attached as exhibits hereto are (i) an Underwriting Agreement dated
         October 30, 1996 among the registrant, Prudential Securities Incorporated, Bear Stearns & Co. Inc., Montgomery Securities and Oppenheimer & Co., Inc., as representatives of the several underwriters named therein and (ii) the Pricing Agreement dated October 30, 1996 among the registrant, Prudential Securities Incorporated, Bear, Stearns & Co. Inc., Montgomery Securities and Oppenheimer & Co., Inc., as representatives of the several underwriters named therein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (c) Exhibits.
             --------

         The following exhibits are filed herewith:

         Exhibit No.    Description of Exhibit
         -----------    ----------------------

         1.1 Underwriting Agreement dated October 30, 1996 among the registrant, Prudential Securities Incorporated, Bear Stearns & Co. Inc., Montgomery Securities and Oppenheimer & Co., Inc., as representatives of the several underwriters named therein.

         1.2 Pricing Agreement dated October 30, 1996 among the registrant, Prudential Securities Incorporated, Bear, Stearns & Co. Inc., Montgomery Securities and Oppenheimer & Co., Inc., as representatives of the several underwriters named therein.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE MONEY STORE INC.


                                       By: /s/ MORTON DEAR
                                           -------------------------------
                                       Name: Morton Dear
                                       Title: Executive Vice President and
                                              Chief Financial Officer



Dated:  October 30, 1996
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                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------
   1.1         Underwriting Agreement dated October 30, 1996 among the
               registrant, Prudential Securities Incorporated, Bear, Stearns &
               Co. Inc., Montgomery Securities and Oppenheimer & Co., Inc., as
               representatives of the several underwriters named therein.

   1.2         Pricing Agreement dated October 30, 1996 among the registrant
               Prudential Securities Incorporated, Bear, Stearns & Co. Inc.,
               Montgomery Securities and Oppenheimer & Co., Inc., as representatives of the several underwriters named therein.
